Exhibit 10.4
                     Extension of Option Agreement

                        HUDSON   VENTURES, INC.
50 West Liberty Street, Suite 880, Reno, Nevada 89501  PHONE (604) 727-
                                 4679
______________________________________________________________________
                           ________________





Glen Macdonald
303-1334 Cardero Street
Vancouver, BC  V6G 2J3

June 1, 2003

ATTENTION:  Glen Macdonald

RE: McConnell River Claims B1 - B4, Grant #'s YB 92568 - YB 92571, Watson Lake Mining District, Yukon Territory, Canada ( the "Property")

Dear Sir,

Pursuant to an option agreement dated as of January 22, 2002, Glen Macdonald ("GM") granted to Hudson Ventures, Inc., an option to acquire an interest in the Property (the "Agreement"). This letter confirms that in and for the sum of $1000 Cdn., the receipt of which is hereby acknowledged, GM has agreed to amend the terms of the Agreement by deleting the reference to "June 30, 2003" in section 2.1(B) and inserting "June 30, 2004." The remainder of the Agreement shall remain in full force and effect.

Yours truly,

HUDSON VENTURES, INC.

Per: /s/ Dana Upton

Dana Neill Upton, President


The above is hereby confirmed and agreed as of the date first above written.

GLEN MACDONALD

Per: /s/ Glen Macdonald

Glen Macdonald











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